UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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Angel Oak Financial Strategies Income Term Trust

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ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
(404) 953-4900

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 1, 2021

Dear Shareholder:

An annual meeting of shareholders (with any postponements or adjournments, the “Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund” or “FINS”), a closed-end management investment company organized as a Delaware statutory trust, is scheduled to be held on June 1, 2021, beginning at 10:00 a.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, for the following purposes:

1.	To elect Alvin Albe, Jr. as the Class I Trustee of the Board of Trustees of FINS; and

2.	To transact such other business as may properly come before the Meeting.

The Board of Trustees (the “Board”) of the Fund has reviewed the qualifications and background of the Class I Trustee nominee and believes that his experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees of the Fund lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

The Board recommends that you vote “FOR” Alvin Albe, Jr. as the Class I Trustee of the Board of Trustees of FINS.

The enclosed materials explain the Proposal in more detail, and you are encouraged to review them carefully. Although you are welcome to attend the Meeting in person, most shareholders find it more convenient to vote their shares by proxy. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Meeting.

To avoid unnecessary expenses, please respond promptly. Please carefully read the full text of the enclosed Proxy Statement and vote by mail, on the Internet, by phone or in person.

Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than 11:59 p.m. Eastern Time on May 31, 2021. A proxy card accompanies the Proxy Statement. If you have any questions before you vote, please call toll-free (877) 274-8654.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Dory S. Black, Esq.
President, Angel Oak Financial Strategies Income Term Trust

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
(404) 953-4900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 1, 2021

Dear Shareholder:

Notice is hereby given that the annual meeting of shareholders (with any postponements or adjournments, the “Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund” or “FINS”), a closed-end management investment company organized as a Delaware statutory trust, is scheduled to be held on June 1, 2021, beginning at 10:00 a.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, for the following purposes:

1.	To elect Alvin Albe, Jr. as the Class I Trustee of the Board of Trustees of FINS; and

2.	To transact such other business as may properly come before the Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting. The Board of Trustees (the “Board”) of the Fund has fixed March 19, 2021 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting, and only holders of shares on that date are entitled to notice of, and to vote at, the Meeting.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. Even if you do not attend the Meeting, you may authorize your proxy by simply: (i) completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Meeting in person, please vote using the enclosed proxy card. If you have any questions before you vote, please call toll-free (877) 274-8654.

By Order of the Board,

/s/ Dory S. Black, Esq.
President, Angel Oak Financial Strategies Income Term Trust
April 9, 2021

PLEASE VOTE USING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY CARD.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST
3344 Peachtree Road NE, Suite 1725
Atlanta, Georgia 30326
(404) 953-4900

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 1, 2021

Meeting Information.  The Board of Trustees (the “Board”) of Angel Oak Financial Strategies Income Term Trust (the “Fund” or “FINS”) is soliciting your proxy to be voted at the annual meeting of shareholders to be held on Tuesday, June 1, 2021, at 10:00 a.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326 (with any postponements or adjournments, the “Meeting”).

General Voting Information.  You may provide proxy instructions by completing, signing and returning the enclosed proxy card (the “Proxy Card”) by mail in the enclosed envelope. The persons designated on the Proxy Card as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR” the Class I Trustee nominee in accordance with the recommendation of the Board. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker and present it at the Meeting. You may revoke your proxy by (1) giving written notice before the Meeting of the revocation to the Fund stating that the proxy is revoked; (2) executing a subsequent proxy; or (3) attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. Shareholders do not have dissenters’ rights of appraisal with respect to any of the matters to be voted on by the shareholders at the Meeting.

Each shareholder may cast one vote for each full share, and a proportional fractional vote for each fractional share, of the Fund that they owned of record on March 19, 2021 (the “Record Date”). On the Record Date, 15,228,998 shares were issued and outstanding. Exhibit A lists the shareholders who owned 5% or more of the outstanding shares of the Fund on the Record Date. It is expected that this Proxy Statement and the accompanying Proxy Card will be first mailed to shareholders on or about April 16, 2021.

This proxy solicitation is being made primarily by mail but may also be made by employees of Angel Oak and its affiliates as well as dealers or their representatives in person or by mail, telephone, electronic mail, facsimile or oral communication.

The Fund has issued common shares. All shareholders of the Fund vote together to elect the Class I Trustee nominee.

The presence in person or by proxy of holders of thirty-three and one-third percent (33⅓%) of the Fund’s shares entitled to vote at the Meeting shall constitute a quorum. Any Meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy. Notwithstanding the above, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a Meeting. Notice of adjournment of the Meeting to another time or place need not be given if such time and place are announced at the meeting at which adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting.

Abstentions and Broker Non-Votes.  Broker non-votes arise when shares are held in street name and the broker does not receive voting instructions from the beneficial owner. Because the proposal presented at the Meeting is considered to be a “routine” voting item (i.e., the election of the Class I Trustee), the Fund does not expect to receive any broker non-votes. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. Abstentions and broker non-votes will have no effect on the Proposal.

Fund Reports. Copies of the Fund’s most recent annual report and semi-annual report are available upon request, at no charge, by writing to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 751-4324, or by visiting the Fund’s website at www.angeloakcapital.com/fins.

THE PROPOSAL: TO ELECT ALVIN ALBE, JR. AS THE
CLASS I TRUSTEE OF THE BOARD OF TRUSTEES OF FINS

The Fund’s Amended and Restated Declaration of Trust provides that the Board shall be divided into three classes of Trustees, consisting, as nearly as may be possible, of one-third (1/3) of the total number of Trustees constituting the entire Board. Each class serves for three years with one class being elected each year. Each year the term of office of one class will expire. Alvin Albe Jr. was elected by the initial shareholder of the Fund as the Class I Trustee. The term of office of the Class I Trustee expires on the date of the Meeting.

The Board, including the Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), upon the recommendation of the Fund’s Nominating and Governance Committee, which is comprised solely of Independent Trustees, has nominated Mr. Albe to serve as the Class I Trustee for a three-year term expiring in 2024 or until his successor is duly elected. The Trustee nominee has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed Proxy Card to vote for the Class I Trustee nominee for a three-year term. The Board knows of no reason why the Class I Trustee nominee would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board may recommend. Each current Trustee is an Independent Trustee, with the exception of Sreeniwas V. Prabhu, who is an interested person due to his position with the Adviser. The name of the Fund’s Trustee nominee for election as the Class I Trustee and each other Trustee of the Fund, their years of birth, position(s) held with the Fund, principal occupations during the past five years and other directorships held are provided in the tables below. Unless otherwise noted, the address of each Trustee is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALVIN ALBE, JR. AS THE CLASS I TRUSTEE OF THE BOARD OF TRUSTEES OF FINS.

CLASS I TRUSTEE NOMINEE
(Current Trustee with a term expiring at the Meeting)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years

Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2018; 3-year term	Retired; Senior Advisor, The TCW Group, Inc. (asset manager) (2008 –2013).	9
Director, Syntroleum Corporation (renewable energy firm) (1988–2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

__________
(1)	The Fund Complex includes each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Dynamic Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust.

CLASS II TRUSTEES
(Current Trustees with a term expiring at
the annual meeting to be held in 2022)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years

Keith M. Schappert 1951	Independent Trustee	Since 2018; until the second annual meeting of shareholders	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	9
Trustee, Mirae Asset Discovery Funds (since 2010); Trustee, Metropolitan Series Fund, Inc. (2009¬2015); Trustee, Met Investors Series Trust (2012-2015); Director, Commonfund Capital, Inc. (since 2015); Director, The Commonfund (since 2012); Director, Calamos Asset Management, Inc. (2012-2017); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

Andrea N. Mullins 1967	Independent Trustee	Since 2019; until the second annual meeting of shareholders	Private Investor; Independent Contractor, SWM Advisors (since 2014).	9
Trustee, Valued Advisors Trust (since 2013, Chairperson since 2017); Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

__________
(1)	The Fund Complex includes each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Dynamic Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust.

CLASS III TRUSTEES
(Current Trustees with a term expiring at
the annual meeting to be held in 2023)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years

Ira P. Cohen 1959	Independent Trustee, Chairman	Trustee since 2018, Chairman since 2018; until the third annual meeting of shareholders	Executive Vice President, Recognos Financial (investment industry data analysis provider) (since 2015); Independent financial services consultant (since 2005).	9
Trustee, Valued Advisers Trust (since 2010); Trustee, Griffin Institutional Access Credit Fund (since April 2017); Griffin Institutional Access Real Estate Fund (since 2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee	Since 2018; until the third annual meeting of shareholders	Co-CEO and Group Chief Investment Officer, Angel Oak Capital Advisors, LLC (since 2009).	8
Trustee, Angel Oak Funds Trust (since April 2015); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

__________
(1)	The Fund Complex includes each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Dynamic Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust.

Information about Each Trustee’s Qualification, Experience, Attributes and Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Fund in light of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to discharging their oversight duties as Trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, certain additional information concerning each particular Trustee and his or her Trustee Attributes is provided below.

Class I Trustee Nominee

Mr. Albe has over 31 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. Mr. Albe is an audit committee financial expert of the Fund. The Board believes that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Class II Trustees

Mr. Schappert has over 46 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Ms. Mullins worked in the asset management and mutual funds industry at Raymond James from 1990-2010 and her experience includes accounting, compliance, and operations. Ms. Mullins retired as Chief Financial Officer of Eagle Family of Funds (now Carillon Family of Funds) in 2010. Since 2014, Ms. Mullins has been an independent contractor with SWM Advisors, a registered investment adviser. In addition to this experience, Ms. Mullins also has experience serving as a Trustee for Valued Advisers Trust since 2013 and as its Chairperson since 2017. The Board believes that Ms. Mullins’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Class III Trustees

Mr. Cohen has over 37 years of experience in the financial services industry. He has served as Executive Vice President of Recognos Financial, a premier provider of semantic data analysis for the financial services industry, since 2015, and he has been an independent financial services consultant since 2005. Mr. Cohen has held a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen served as an Independent Trustee of the trust in which the Adviser’s first mutual fund was launched. The Board believes that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Mr. Prabhu has over 23 years of experience in the financial services and investment management industry and co-founded the Adviser in 2009. Mr. Prabhu has served in a variety of management roles throughout his career. The Board believes that Mr. Prabhu’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

The Role of the Board

The Board oversees the management and operations of the Fund. Like all closed-end funds, the day-to-day management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Adviser, the administrator, the custodian and the transfer agent. The Board has appointed various senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer (the “CCO”) who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular Board meetings, which are typically held quarterly, and involve the Board’s review of recent operations. Angel Oak compensates the CCO for his services to the Fund, and the Fund reimburses Angel Oak for a portion of the CCO’s salary.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees—an Audit, Financial and Administrative Oversight Committee, a Nominating and Governance Committee, a Compliance Oversight Committee and a Valuation and Risk Management Oversight Committee—that are discussed in greater detail below under “Fund Committees.” At least a majority of the Board is comprised of Independent Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Committees are each comprised entirely of Independent Trustees.

The Board has an Independent Chairman, Mr. Ira Cohen. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust and By-Laws, the designation of Chairman does not impose on Mr. Cohen any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. As Chairman, Mr. Cohen acts as a spokesperson for the Trustees in between meetings of the Board, serves as a liaison for the Trustees with the Fund’s service providers, officers and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. The Independent Trustees are represented by independent legal counsel. The majority of the Board is comprised of Independent Trustees, and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Fund, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may review matters relating to their independent oversight of the Fund.

The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks), the oversight of different types of risks is handled in different ways. For example, the Audit, Financial and Administrative Oversight Committee meets with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board and Compliance Oversight Committee meet regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board and Valuation and Risk Management Oversight Committee also receive reports from the Adviser and its Chief Risk Officer as to investment and other risks of the Fund.

Fund Committees

The Audit, Financial and Administrative Oversight Committee is comprised of all the Independent Trustees. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Exhibit B. The function of the Committee is to review the scope and results of the annual audit of the Fund and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s financial reporting. The Committee also recommends to the Board the annual selection of the independent registered public accounting firm for the Fund, and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Committee also assists the Board in overseeing the review of financial and administrative reports and discussing with the Fund’s management financial and administrative matters relating to the Fund. For the fiscal year ended January 31, 2021, the Audit, Financial and Administrative Oversight Committee met four times.

The Nominating and Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Exhibit C. The Committee has a policy in place for considering Trustee candidates recommended by shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Committee. The Committee will consider recommendations by shareholders for up to one year from receipt. Nomination submissions should be sent to:

Secretary, Angel Oak Financial Strategies Income Term Trust
c/o Angel Oak Capital Advisors, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326

The Committee meets at least annually. For the fiscal year ended January 31, 2021, the Nominating and Governance Committee met three times.

The Compliance Oversight Committee, comprised of all the Independent Trustees, assists the full Board in connection with matters relating to the compliance of the Fund and its service providers with applicable laws. The Committee coordinates the Board’s oversight of the implementation and administration of the Fund’s compliance program through the periodic review of reports and discussions with appropriate management of the Adviser, including the CCO, and other service providers. The Committee reviews and makes recommendations to the Board regarding the Fund’s compliance matters such as compliance with and any proposed changes to the Fund’s compliance program and the Codes of Ethics of the Fund and Adviser. The Committee meets at least annually. For the fiscal year ended January 31, 2021, the Compliance Oversight Committee met four times.

The Valuation and Risk Management Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the Fund delegated to the Adviser’s Valuation Committee, including the fair valuation determinations and methodologies proposed and utilized by the Adviser’s Valuation Committee, reviews the Fund’s valuation procedures and their application by the Adviser’s Valuation Committee, reviews pricing errors and procedures for calculation of NAV of the Fund and responds to other matters deemed appropriate by the Board. The Committee also oversees the policies, procedures, practices and systems relating to identifying and managing the various risks that are or may be applicable to the Fund. The Committee does not assume any day-to-day risk management functions or activities. The Adviser and other service providers are responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Fund is or may be exposed. The Chief Risk Officer of the Adviser oversees the execution of its risk management responsibilities. The actions of the Committee are reviewed and ratified by the Board. The Committee meets at least annually. For the fiscal year ended January 31, 2021, the Valuation and Risk Management Oversight Committee met four times.

Board Meetings

For the Fund’s fiscal year ended January 31, 2021, the Board held seven meetings. Each Committee held meetings as discussed above. With the exception of Sreeniwas (Sreeni) V. Prabhu, each Trustee attended 75% or more of the meetings of the Board and those Committees of which each Trustee is a member.

Other Matters with Respect to the Meeting

The Fund does not have a formal policy regarding Trustee attendance at annual shareholder meetings.

Beneficial Ownership by Trustees

The table below shows, for each Trustee, the amount of the Fund’s equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund Complex, as of December 31, 2020, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in the Fund Complex(1)
Independent Trustees
Alvin R. Albe, Jr.	A	E
Ira P. Cohen	A	A
Andrea N. Mullins	A	E
Keith M. Schappert	A	E
Interested Trustee
Sreeniwas (Sreeni) V. Prabhu	A	E
__________
(1)	The Fund Complex consists of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Dynamic Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust.

As of the date of this Proxy Statement, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the total outstanding shares of the Fund.

As of December 31, 2020, the Independent Trustees and members of their immediate family did not own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their affiliates.

Trustee Compensation

The table below shows the compensation paid to the Trustees for services for the fiscal year ended January 31, 2021, from the Fund and the Fund Complex.

Each Independent Trustee receives an annual retainer of $58,000, as well as reimbursement for reasonable expenses incurred in connection with attendance at meetings. Each Independent Trustee also receives a fee of $12,000 for each regularly scheduled meeting attended in person (or, under current circumstances, virtually or by telephone). In addition, each Committee Chair receives additional annual compensation of $12,000. The Fund does not have any pension or retirement plans.

Name of Person/Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees(1)
Independent Trustees
Alvin R. Albe, Jr., Trustee	$11,879	$118,000
Ira P. Cohen, Chairman	$11,879	$118,000
Andrea N. Mullins, Trustee	$11,879	$118,000
Keith M. Schappert, Trustee	$11,879	$118,000
Interested Trustee
Sreeniwas (Sreeni) V. Prabhu, Trustee	$0	$0
__________
(1)	The Fund Complex consists of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Dynamic Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust.

Officers

The Board elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. Exhibit D includes certain information concerning the officers of the Fund. The address of each officer of the Fund is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Fund’s executive officers, directors and certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, the “Reporting Persons”), to file Forms 3, 4 and 5 with the U.S. Securities and Exchange Commission (the “SEC”). The Reporting Persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they filed with respect to shares of the Fund. Based solely upon a review of copies of such reports of ownership, as of the date of this Proxy Statement, to the best of the Fund’s knowledge, the Reporting Persons complied with all applicable Section 16(a) reporting requirements and all required reports were filed in a timely manner.

Quorum and Required Vote

The presence in person or by proxy of holders of thirty-three and one-third percent (33⅓%) of the Fund’s shares entitled to vote at the Meeting shall constitute a quorum. Provided that a quorum is present at the Meeting, a vote of the holders of at least a majority of the shares then entitled to vote in an election of a Trustee shall elect the Class I Trustee.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
ALVIN ALBE, JR. AS THE CLASS I TRUSTEE OF THE BOARD OF TRUSTEES OF
ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”) has been selected as the independent registered public accounting firm to perform audit services, audit-related services, tax services and other services. “Audit services” refer to performing an audit of the Fund’s annual financial statements or services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements. “Audit-related services” refer to the assurance and related services provided by Cohen that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by Cohen for tax compliance, tax advice, and tax planning.

A representative of Cohen is not expected to attend the Meeting but will have the opportunity to make a statement if he or she desires to do so and to answer appropriate questions if necessary.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit services, audit-related services, tax services and other services by Cohen.

	Fiscal Year Ended 01/31/2021	Fiscal Year Ended 01/31/2020
Audit Fees	$25,000	$25,000
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$4,000
All Other Fees	$1,500(1)	$0
_________
(1)	Paid by the Adviser.

The percentage of fees billed by Cohen applicable to non-audit services pursuant to a waiver of the pre-approval requirement were as follows:

	Fiscal Year Ended 01/31/2021	Fiscal Year Ended 01/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of Cohen’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of Cohen.

The following table details the aggregate fees billed or expected to be billed by Cohen for non-audit services to the Fund and to the Adviser (and any other controlling entity) for the last two fiscal years.

	Fiscal Year Ended 01/31/2021	Fiscal Year Ended 01/31/2020
Fund	$5,500(1)	$4,000
Adviser	$0	$0
_________
(1)	$1,500 of which was paid by the Adviser.

Aggregate Non-Audit Fees

No fees were billed to the Adviser or service providers by Cohen for non-audit services for the fiscal year ended January 31, 2021, or for the period from May 31, 2019 (commencement of operations) to January 31, 2020. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Fund’s operations or financial reporting. Prior to the Fund’s commencement of operations, Cohen billed the Adviser $4,000 for non-audit services.

Pre-Approval of Audit and Non-Audit Services

As of the date of this Proxy Statement, the Audit, Financial and Administrative Oversight Committee has not adopted written pre-approval policies and procedures. Instead, the Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Fund in accordance with its Charter and the 1940 Act. In addition, the Committee considers matters with respect to Cohen’s independence each year. The Committee did not approve any of the audit-related, tax or other fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

The Audit, Financial and Administrative Oversight Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Adviser (and entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund in accordance with the Charter of the Committee and the 1940 Act. The Committee considered whether the provision of any non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved by the Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining Cohen’s independence.

COMMUNICATIONS TO THE BOARD

Shareholders of the Fund who wish to send communications to the Board should send them c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

OTHER INFORMATION

Investment Adviser.  Angel Oak Capital Advisors, LLC, which has its principal office at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, serves as investment adviser to the Fund.

Custodian, Administrator and Transfer Agent.  U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator, fund accountant, transfer agent and dividend disbursing agent to the Fund. U.S. Bank, which has its principal office at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as the custodian to the Fund.

Independent Registered Public Accounting Firm.  Cohen & Company, Ltd., which has its principal office at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the Fund’s independent auditors.

Proxy Solicitation.  Solicitation of proxies is being made primarily by the mailing of the Notice and Proxy Statement with its enclosures. Shareholders of the Fund whose shares are held by intermediaries such as brokers can vote their proxies by contacting their respective intermediary. In addition to the solicitation of proxies by mail, employees of Angel Oak and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, electronic mail, facsimile or oral communication. The Fund has retained Okapi, a proxy solicitation firm, to assist with the solicitation and tabulation of proxies. The cost of Okapi’s services in connection with the proxy solicitation is approximately $15,555 and will be borne by the Fund.

Householding.  Unless you have instructed the Fund otherwise, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share the same mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701 or call toll-free (855) 751-4324. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or the Fund.

Shareholder Proposals.  If a Fund shareholder intends to present a proposal at the 2022 annual meeting of the Fund’s shareholders and wishes to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the 1934 Act, the proposal must be received at the Fund’s principal office by December 17, 2021, provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from the date of the previous year’s annual meeting, the deadline is a reasonable time before the Fund begins to print and send its proxy materials.

A proposal other than a proposal submitted pursuant to Rule 14a-8 must be submitted in accordance with the Fund’s By-Laws and must be received by the Fund’s Secretary at the Fund’s principal office not earlier than November 17, 2021, and not later than 5:00 p.m. Eastern time on December 17, 2021, provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the shareholder, to be timely, must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice.

The inclusion and/or presentation of any proposal is subject to the applicable requirements of the proxy rules under the 1934 Act, other applicable law and the requirements of the Fund’s governing instruments, as in effect from time to time. The Fund’s By-Laws require shareholders submitting advance notices of proposals to provide the Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed. A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the Fund’s By-Laws.

Fund Reports.  Copies of the Fund’s most recent annual report and semi-annual report are available upon request, at no charge, by writing to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 751-4324, or by visiting the Fund’s website at www.angeloakcapital.com/fins.

Shareholders should note that information and data provided in this Proxy Statement is current only as of the dates indicated.

EXHIBIT A

 SHAREHOLDERS OWNING MORE THAN 5% OF THE FUND

Based upon disclosure publicly filed with the SEC, as of March 31, 2021, the following accounts held, of record, 5% or more of the outstanding shares of the Fund. A “principal shareholder” is any person who owns, of record or beneficially, 5% or more of any class of the Fund. Shareholders holding greater than 25% interest in the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. The Fund does not have knowledge of the identity of the ultimate beneficiaries of the common shares listed below.

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
Daniel Asher	Common	1,505,403(1)	9.9%
AFO Blackberry LLC	Common	1,029,454(1)	6.8%
AFOB FIP MS, LLC	Common	1,029,454(1)	6.8%

(1)       Based on Schedule 13G filed with the SEC on February 11, 2021.

A-1

EXHIBIT B

AUDIT, FINANCIAL AND ADMINISTRATIVE OVERSIGHT COMMITTEE CHARTER

Purpose

The Audit, Financial and Administrative Oversight Committee (the “Committee”) of the Boards of Trustees (collectively, the “Board”) of Angel Oak Financial Strategies Income Term Trust, Angel Oak Dynamic Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust (the “Funds”) is established to (i) oversee each Fund’s accounting and financial reporting process; (ii) oversee financial and administrative matters relating to the Funds; (iii) review and respond to reports of “Evidence of a Material Violation” (as such term is defined below) in its capacity as each Fund’s Qualified Legal Compliance Committee; (iv) oversee each Fund’s internal controls and, as appropriate, the internal controls of certain service providers; and (v) oversee the integrity, quality and objectivity of each Fund’s financial statements and the independent audit thereof, including, but not limited to, oversight of the independent auditor’s qualifications and independence.

Each Fund’s management has the responsibility to prepare the Fund’s financial statements and to establish and maintain appropriate accounting and other controls and procedures. Each Fund’s independent registered public accounting firm has the responsibility to plan and conduct an annual audit of the Fund’s financial statements and a review of internal controls, in accordance with generally accepted auditing standards. The Committee assists the full Board in the oversight of: (i) the integrity of each Fund’s financial statements; (ii) each Fund’s compliance with legal and regulatory requirements; and (iii) the qualifications, independence and performance of each Fund’s independent auditors.

Each Fund’s management regularly provides certain financial and administrative reports relating to the Fund. The Committee also assists the Board in overseeing the review of those reports and discussing with each Fund’s management financial and administrative matters relating to the Fund.

Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes- Oxley Act (the “Standards”). Under the Standards, if an attorney appearing and practicing before the SEC in the representation of an issuer becomes aware of Evidence of a Material Violation by the issuer or by any officer, director, employee, or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer’s qualified legal compliance committee forthwith.

Composition

The Committee shall be composed of at least three board members and exclusively Independent Trustees, at least one of whom may be considered an “Audit Committee Financial Expert” as that term may be defined pursuant to SEC rule or regulation from time to time. Additionally, each member of the Committee shall have the additional qualifications indicated below.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal by the Board.

The members of the Committee shall select from their number a chairperson to oversee the Committee’s functions and operations.

Qualifications of Committee Members

1.	Members of the Committee must be members of the Board, may not be officers of the Funds and should be free of any relationships that would interfere with the exercise of independent judgment.

2.
Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. Any member identified as an “audit committee financial expert” pursuant to Item 407(d)(5) of Regulation S-K or Item 3 of Form N-CSR may be deemed to have accounting or related financial management expertise.

3.
Unless exempted by an order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, directly or indirectly, accept any consulting, advisory or other compensatory fee from the Funds.

4.	If at least one member of the Committee is not a “financial expert” (as that term is defined in the rules and regulations of the SEC), each Fund’s periodic reports shall disclose the reason why.

Definitions

1.
Appearing and Practicing Before the SEC in the Representation of an Issuer: Attorneys “appearing and practicing” before the SEC in the representation of an issuer with which the attorney has an attorney-client relationship are subject to the Standards. “Appearing and practicing” covers a wide range of attorney conduct, including:

•	transacting any business or communicating with the SEC;
•
providing advice on federal securities laws regarding any document that the attorney has notice will be filed with or submitted to the SEC, including providing advice regarding the preparation of, or assisting in the preparation of, any such document;

•	advising the Funds as to whether information or a statement, opinion, or other writing is required under federal law to be filed with or submitted to the SEC (or incorporated into a filing);
•	representing the Funds in an SEC administrative proceeding or in connection with any SEC investigation, inquiry, information request, or subpoena.

2.
Evidence of a Material Violation: Credible evidence upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a Material Violation has occurred, is ongoing, or is about to occur. For the purposes of this definition, the SEC has defined “reasonably likely” as “more than a mere possibility” of a Material Violation — but it need not rise to the level of “more likely than not.”

3.
Material Violation: A material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law. “Material” refers to conduct or information about which a reasonable investor in the Funds would want to be informed before making an investment decision.

Duties and Responsibilities

The duties and responsibilities of the Committee shall be as follows:

Audit Related Activities

•	Recommend to the Board the selection, retention or termination of an independent registered public accounting firm.

•	Evaluate the independence of each Fund’s independent auditor, and obtain and review the auditor’s disclosures and representations with respect to its independence.

•
As part of its evaluation of the independence of each Fund’s independent auditor, review (i) the fees paid to the Fund’s independent auditor by the Fund’s investment adviser and its affiliates for audit and non-audit services, and (ii) the hiring of employees or former employees of the Fund’s independent auditor by the Fund’s manager and its affiliates.

•
Review the scope of the proposed audit each year, the audit procedures to be utilized and the proposed audit fees. At the conclusion of such audit, the Committee will review the results of such audit with the independent auditors, including any comments or recommendations.

•	Consider the effect upon each Fund of any changes in accounting principles or practices proposed by management or the auditors.

•
Discuss any matters of concern relating to each Fund’s financial statements, including any adjustments to such statements recommended by the auditor, or other results of said audit(s), including matters required to be discussed by applicable auditing standards, and the management’s response to such matters;

•	Oversee the work of each Fund’s independent auditor, and resolve disagreements, if any, between the independent auditor and management regarding financial reporting.

•
Review with each Fund’s independent auditor and with management the adequacy and effectiveness of internal controls and procedures (including those relating to valuation of portfolio securities) and consider any comments, recommendations or findings with respect to these controls and procedures, whether of the Fund or its principal service providers.

•
Obtain and review periodically information provided by each Fund’s independent auditor concerning the audit firm’s quality control procedures, material issues raised by any review of such procedures, and any steps taken to deal with such issues.

•	Discuss each Fund’s audited annual financial statements and unaudited semi-annual financial statements, including the Fund’s disclosure of management’s discussion of Fund performance.

•	Review and approve the fees charged by the auditors for audit and non-audit services.

•	Investigate improprieties or suspected improprieties in Fund operations that are brought to the Committee’s attention.

•	Report its activities to the full Board on a regular basis.

•	Select, recommend and engage a new independent auditor, should it prove necessary, subject to ratification by the Board and shareholder approval, if required.

•
Pre-approve all auditing services and permissible non-auditing services to be provided to each Fund by the auditor and pre-approve the auditor’s engagement for non-audit services to the investment adviser and its control affiliates where such services relate directly to the operations and financial reporting of the Fund.

•	Review and evaluate the lead audit partner and assure regular rotation of the lead audit partner as required by law.

•
Review with the Board, on a periodic basis, the Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any of the Committee members may be considered to be an “audit committee financial expert” as that term may be defined pursuant to SEC rule or regulation from time to time.

•	Consider such other matters as it may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

Financial and Administrative Oversight

•
Receive financial and administrative reports from each Fund’s Treasurer or other persons deemed appropriate by the Committee with such frequency and in such forms as determined by the Committee from time to time;

•	Review each Fund’s proposed dividend distributions and recommend approval of such distributions by the Board.

Other

•
Make a report as required by Item 407(d) of Regulation S-K indicating whether the Committee: (i) reviewed and discussed the financial statements with management; (ii) discussed with the independent auditor the matters required by applicable auditing standards; and (iii) received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and discussed with the independent auditor their independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the independent auditor, recommends to the Board that the financial statements be included in the Fund’s annual report for the last fiscal year.

•
Conduct, on an annual basis, a self-evaluation to review fulfillment of its mission and responsibilities, and to consider any existing deficiencies or possible improvements in the Committee’s operations.

•
Develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by each Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of each Fund or its service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

•
Have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage legal counsel and to retain experts or other persons with specific competence at the expense of each Fund; (ii) compensate any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for each Fund; and (iii) determine and request appropriate funding from each Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

•	Set hiring policies for employment by each Fund or its investment adviser of any employees or former employees of the Fund’s independent auditor.

•
Discuss policies with respect to risk assessment and risk management, including (i) a discussion of each Fund’s guidelines and policies to govern the process by which Fund management assesses and manages the Fund’s exposure to risk; (ii) a discussion of each Fund’s major financial risk exposures and the steps Fund management has taken to monitor and control such exposures; and (iii) a general review of the processes which Fund management have in place to manage and assess risk, in coordination with the Valuation and Risk Oversight Committee of the Board, if any.

•	Discuss, to the extent applicable, any press release containing earnings or financial information or any such information provided to the public or analysts and rating agencies.

Qualified Legal Compliance Committee

In its capacity as the Fund’s Qualified Legal Compliance Committee, the duties and responsibilities of the Committee shall be as follows:

•	Receive, consider and formulate appropriate responses to a report of Evidence of a Material Violation.

•
Investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of each Fund and the power to retain outside counsel, auditors or other experts for this purpose.

Authority

The Committee shall have unrestricted access to the Trustees of the Funds, the independent auditors, and the executive and financial management of the Funds.

The Committee shall have the resources and authority appropriate to discharge its responsibilities (including those in its capacity as each Fund’s Qualified Legal Compliance Committee), including the authority to retain at the Fund’s expense and receive the advice and assistance of such legal, accounting, and other experts as it may deem necessary in connection with its work.

Process

The Committee shall meet on a regular basis, but not less than annually. Special meetings shall be called as circumstances require. Minutes of all meetings of the Committee shall be maintained and shall be submitted to the Board.

All meetings of the Committee shall be called by the chairperson of the Committee or by the Chairperson of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Except as otherwise require by statute or regulation, the action of the Committee at a meeting at which a quorum is present hall be the act of the Committee.

The Committee may meet telephonically or by video conference, and it may act by the unanimous written consent of its members.

In acting as each Fund’s Qualified Legal Compliance Committee, the Committee shall act pursuant to the following procedures:

The Committee shall instruct all attorneys appearing and practicing before the SEC in representation of each Fund to report to the Committee Evidence of a Material Violation involving the Fund.

Upon receipt of such a report, the Committee shall document its receipt of the report, and shall inform each Fund’s principal executive officer that it has received a report. Any such documentation shall remain confidential and be maintained in a secure location, with access available exclusively to Committee members.

The Committee shall meet promptly after the receipt of a report to begin an inquiry into the matters described in the report and to determine whether the Material Violation described in the report has occurred, is ongoing or is about to occur. The Committee shall take appropriate steps to examine the evidence presented and conduct a preliminary review of the evidence.

If the Committee determines an investigation is necessary or appropriate, it shall: (a) notify the Board;
(b) initiate an investigation, which can be conducted by outside attorneys; and (c) retain experts if necessary.

At the conclusion of an investigation, the Committee shall: (a) inform each Fund’s principal executive officer and the Board of the results of the investigation; and (b) recommend, by majority vote, that each Fund implement an appropriate response to the Material Violation. An appropriate response may include appropriate steps or sanctions to stop any Material Violations that are ongoing, to prevent any Material Violations yet to occur, and to remedy or otherwise appropriately address any Material Violations that have already occurred and to minimize the likelihood of their recurrence.

If it is determined that no Material Violation has occurred, is ongoing or is about to occur, or that an attorney may assert a colorable defense in behalf of the subject of the Committee’s inquiry in any investigation or judicial or administrative proceeding relating to the Material Violation, the Committee shall terminate its investigation and notify the principal executive officer of its determination. The results of any investigation shall be documented and maintained along with the documentation of the receipt of the report.

The Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC if a Fund materially fails to implement an appropriate response that the Committee has recommended the Fund take.

Committee Charter

The Committee shall review this Charter at least annually and recommend any changes deemed necessary or advisable as circumstances warrant.

The Charter, including any amendments thereto, shall be maintained with the records of the Funds.

Resources

The Funds must provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

•	compensation to any outside counsel, auditor and/or other experts engaged for the purpose of investigating any Evidence of Material Violation; and

•	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

EXHIBIT C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Governance Committee (the “Committee”) of the Boards of Trustees (collectively, the “Board”) of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust and Angel Oak Dynamic Financial Strategies Income Term Trust (each, a “Trust” and together, the “Trusts”) is established to oversee each Trust’s nomination process and its fund governance matters. The Committee shall assist the full Board in connection with: (1) matters relating to the composition of the Board and the identification and selection of nominees for membership on the Board; and (2) matters relating to the governance process of each Trust.

Composition

The Committee shall be composed exclusively of the Independent Trustees of each Trust.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal by the Board.

Management of each Trust, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration.

Board Nominations and Functions

1.
The Committee shall recommend nominees to the full Board for election to the Board. The Committee shall evaluate each candidate’s qualifications for Board membership and with respect to Independent Trustee nominees, the Committee shall evaluate their independence from each Trust’s manager and other principal service providers. In determining a nominee’s qualifications for Board membership, the Committee shall take into consideration those characteristics and attributes that the Committee members identify as being necessary and suitable for a member of each Trust’s Board.

2.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

3.	The Committee shall review Trustee compensation on an as-needed basis and shall recommend any appropriate changes to the full Board.

Corporate Governance Oversight and Functions

1.	The Committee shall oversee each Trust’s policies and procedures regarding compliance with corporate governance matters.

2.	The Committee shall periodically review the Board governance procedures of each Trust and shall recommend any appropriate changes to the full Board.

3.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trusts in connection with carrying out its duties.

C-1

Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trusts in connection with carrying out its duties.

Process

The Committee shall meet with such frequency and at such intervals as it determines are necessary to fulfill its duties and responsibilities, but not less than annually. Special meetings may be called as circumstances require.

All meetings of the Committee shall be called by the chairperson of the Committee or by the chairperson of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Except as otherwise required by statute or regulation, the action of the Committee at a meeting at which a quorum is present shall be the act of the Committee.

The Committee may meet telephonically or by video conference, and it may act by the unanimous written consent of its members.

The Committee shall keep minutes of each meeting and it shall distribute them to all members of the Committee for review and approval. Approved Committee minutes shall be submitted to the Board of the Trusts.

Committee Charter

The Committee shall review this Charter at least annually and recommend any changes deemed necessary or advisable as circumstances warrant.

The Charter, including any amendments thereto, shall be maintained with the records of the Trusts.

C-2

EXHIBIT D

OFFICERS OF THE FUND

Name and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Dory S. Black, Esq. 1975	President	Since 2018; indefinite term	General Counsel, Angel Oak Companies (since 2014).

Adam Langley 1967	Chief Compliance Officer	Since 2018; indefinite term
Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (since 2015); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (since 2016); Chief Compliance Officer of Falcons I, LLC (since 2018); Chief Compliance Officer, Hawks I, LLC (since 2018); Chief Compliance Officer, Angel Oak Commercial Real Estate Strategies, LLC (since 2021); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2017); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (since 2018); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust; Compliance Manager, Invesco Advisers, Ltd. (2013-2015).

John Hsu 1965	Secretary	Since 2021; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors (since 2020), Head of Treasury Strategies, Angel Oak Capital Advisors (since 2018), Head of Capital Markets, Angel Oak Capital Advisors (2014–2018).
Daniel Fazioli 1981	Treasurer	Since 2018; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015); Controller, Tang Capital Partners, LP (2014–2015).

D-1